JOINT VENTURE AGREEMENT

                THIS AGREEMENT MADE AS THE 1ST DAY OF APRIL 1998


    Between    AMIN AND SONS CORPORATION "Amin"
               --------------------------------
               a Republic of the Philippines company with a place of business at Guiwan National Highway, Corner Aurora Village
               Zamboanga City, Philippines

    And        WULF INTERNATIONAL LTD. "Wulf"
               ------------------------------
               a United States of America company with a place of business at 5200 Keller Springs Road, Suite 1131
               Dallas, Texas 75248 USA

 The above parties, at times, are referred to herein singly as "Joint Venturer" or "Party," and collectively as "Joint Venturers" or "Parties."

                                WITNESSETH THAT:

    WHEREAS, the Parties have agreed to form a Joint Venture, hereinafter referred to as the "Joint Venture" for the purpose of participating in a Socialized Housing Project for the Republic of the Philippines; and

    WHEREAS,  the  Parties  have  set  forth in this  Agreement  the  terms  and
    conditions   governing  their   relationship  as  Joint  Venturers  and  the
    organization and operation of the Joint Venture.

    IN CONSIDERATION OF the promises and mutual covenants and agreements herein described, the Parties hereto agree as follows:

1.          SUPERSEDIING EFFECT

            1.1. This Agreement supersedes all existing oral or written agreements between the Parties and constitutes the entire agreement between the parties with respect to this Joint Venture.

2.          CREATION AND OBJECTIVE OF JOINT VENTURE

            2.1. In consideration of the efforts to be expended by each Party for the mutual benefit of the Parties, the Parties hereby associate themselves as Joint Venturers and hereby create a Joint Venture for the purposes set forth below.

            2.2.    The name of the Joint Venture is "WARISAN GROUP JV."

            2.3. The objective of the Joint Venture is to build low income housing and related infra-structure in accordance with the Republic of the Philippines National Shelter Program, herein referred to as the"Project."


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3.          OBLIGATIONS AND RIGHTS OF JOINT VENTURERS

            3.1. Amin shall secure the necessary permits, contracts, guarantees, and approvals for each Project from all involved Government entities in the Republic of the Philippines on behalf of the Warison Group JV.

            3.2. Wulf shall arrange for the required financing on behalf of the Warisan Group JV.

            3.3. Upon completion of the finding the parties hereto shall be reimbursed for all prior costs and expenses directly related to the project described herein subject to the submittal to the Joint Venture of an itemized accounting of such costs and expenses.

            3.4. With reference to future obligations, if either party is required to perform any obligation or discharge and liability that exceeds in scope or amount the proportion of such liability or obligation undertaken by such Party under this Agreement, such Party shall require the other Party to contribute thereto in accordance with this Agreement.

4.          ACCEPTANCE OF PRIOR CONTRACTS

            4.1. The parties to this Agreement recognize that Wulf has entered into agreements with A.E.P.M. Incorporated of Fort Worth, Texas, USA, for Project management services (Exhibit "A" hereto attached); with FSB/Parker-Croston of Fort Worth, Texas, USA, for Project architectural engineering services (Exhibit "B" hereto attached); and with Capital Alliance Corporation of Dallas, Texas, USA, for Project financing (Exhibit "C" hereto attached). Wulf hereby assigns all of its interest in and to these agreements to the Warisan Group, and the Joint Venture shall assume all rights and obligations of these agreements.

5.          TERM OF JOINT VENTURE

            5.1.    The  term  of  the Joint Venture shall  commence  on 1 April
                    1998.

            5.2. The Joint Venture shall continue for a minimum of ten (10) years and until the Project is fully completed and,

                 5.2.1. all obligations and liabilities assumed by the joint Venture pursuant to said Project have been performed or discharged, and

                 5.2.2. all disputes, claims, causes of action, obligations, and liabilities to third parties and other similar matters arising out of or in connection with said Project have been resolved or discharged, and

                 5.2.3. the joint Venture has received payment in fill of all sums due it under said Project, and

                 5.2.4. the final accounting and settlement provided for below have been agreed to and completed.

6.          OFFICES OF THE JOINT VENTURE

            6.1. The principal office of the Joint Venture shall be in Manila, Republic of the Philippines, in a facility to be leased by the Joint Venture.

            6.2. The Joint Venture may establish and maintain such other offices and facilities at such locations as the Executive Committee, defined below, may authorize.









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7.          INTEREST OF PARTIES

            7.1.    Amin and Sons Cornoration: Twenty Percent (20%).

            7.2.    WuIf International Ltd.: Eighty Percent (80%).

            7.3. Each Party shall assume and bear the obligations and liabilities of the Joint Venture, including any losses that the Joint Venture may incur, in the same percentages as set forth above in Paragraphs 7.1 and 7.2.

8.          BANK ACCOUNTS

                 8.1.1. All funds received by the Joint Venture from its finding source(s) shall be deposited in an account to be opened and maintained in the name of the WARISAN GROUP JV at an international bank agreeable to the finding source(s). The transfer of any and all funds from this account shall require the unanimous consent of the Executive Committee and all other parties of interest.

                 8.1.2. A "working capital" bank account shall be opened and maintained in a bank located in Manila, Philippines. The signatures of two members of the Executive
                         Committee, one of whom shall be the Program manager defined hereafter, shall be required for all checks and drafts drawn and all other transactions with respect to this account.

                 8.1.3. Operating accounts may be opened and maintained by the Joint Venture with such other banks as may be authorized by the Executive Committee with such signatories as the Executive Committee shall determine. Such accounts shall be funded from time to time from the account referenced in Paragraph 8.1.2 above

                 8.1.4. Neither Party to this Joint Venture may borrow money upon, or otherwise pledge or commit, the credit of the other Party without prior and express written consent of the other Party except by action taken by the Executive Committee within the limits of its authority as defined herein.

9.          EXECUTIVE COMMITTEE

            9.1. The operations of the Joint Venture shall be carried Out under the general management and direction of the EXECUTIVE COMMITTEE, consisting of Five (5) members, two each nominated by and designated in writing by each party hereto to represent respectively, Amin and Sons Corporation, and WuIf International Ltd, and the fifth member being the Program Manager to be designated by A.E.P.M. If a member of the Executive Committee fails to or is unable to serve, the party or parties designating said member shall designate another member within five (5) days after notification.

            9.2. Excepting the Program Manager, each member of the Executive Committee shall have fill power and authority to act for the Party by whom said member was designated, in all matters relating to the management and operation of the business and affairs of the joint Venture. Any action taken by the Executive Committee, within the authority herein granted shall be binding and conclusive upon both Parties.







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            9.3.    The Executive  Committee  shall  meet once every month or at other agreed to intervals to review the progress of the Project and to take any action required on matters within its authority. Special meetings may be called by either
                    Party or by the  Program  Manager  with a minimum of fifteen
                    (15) days notice. Meetings shall be held at a mutually agreed location. The reasonable and necessary travel and living expenses incurred by the members of the Executive Committee in connection with such meetings shall be charged to and paid by the Joint Venture. All five members of the Executive Committee must be present at all meetings or represented by designated alternates in order to conduct any
                    business  brought  before  the  Executive   Committee.   All
                    resolutions and decisions made and resolutions passed at said meetings shall become effective only by unanimous vote. Minutes shall be kept of all meetings, recording all actions taken, and said minutes shall be signed by all members. From time to time meetings mav be held by conference telephone followed by distribution in writing to all members of actions to be taken or by written proposals distributed to each member. In each and every case, all members must agree in writing to the actions to be taken.

            9.4. Each party shall designate its representatives on the Executive Committee by notice in writing to the other Party on or before 10 April 1998. Each party may thereafter, at any time, change such designations by written notice to the other Party. Any change of representative shall be effective upon receipt of said notice by the party so notified. A member of the Executive Committee representing either Party may at any time, by written notice to the other Party, designate an alternate to attend and act in his or her place at any and all meetings of the Executive Committee. Any vote by such alternate at any meeting shall have the same effect as made by the originally designated member. 9.5. Amin and WuIf shall designate the "key management personnel" of the Joint Venture including a GENERAL MANAGER who shall be responsible for the day to day administrative management of the Joint Venture.

To.         PROGRAM MANAGER

            10.1. The Program Manager shall be A.E.P.M. Incorporated to be represented by their designated officer.

            10.2. The Program Manager shall have the authority to conduct the day to day business and affairs of the Warisan JV Project, subject to the limitations set forth in this Agreement and any other future limitations that may be imposed by the Executive Committee. The Program Manager shall be responsible for the selection and supervision of Project contractors, and the selection and supervision of all Project employees.

            10.3. The Program Manager shall not do or cause any of the following without the express and written approval of the Executive Committee:

                 10.3.1. sell, exchange, encumber, lease, abandon, or  otherwise dispose of any asset or other property of the Joint Venture.

                 10.3.2. borrow any money for, or  against  the  credit  of  the
                         Joint Venture.







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                 10.3.3. obligate  the  Joint  Venture  to  any third panty as a surety, guarantor, accommodation party, or similar undertaking.

                 10.3.4. enter  into  any contract including modification or any extension of any contract, or make any commitment to any third party for or on behalf of the Joint Venture without express permission of the Executive Committee.

                 10.3.5. make or  authorize  any  distribution  of Joint Venture profits, assets, or any repayment of working capital advances to any Party.

            10.4.   Alternate Program Manager and Replacement Program Manager

                 10.4.1. The  Executive  Committee may  appoint a Deputy Program
                         Manager who would serve in the capacity of Program Manager in the event the Program Manager fails to serve or is unable to serve.

                 10.4.2. The Program Manager may be removed by unanimous vote of the representatives of the Executive Committee designated by the parties to this Agreement. Any employment contracts negotiated with the Program Manager shall contain the foregoing removal clause.

11.         JOINT VENTURE ORGANIZATION AND OPERATIONS

            11.1. The Joint Venture shall be filly staffed to carry out the business and affairs of the Joint Venture 11.2. From time to time the staffing requirements shall be reviewed by the Executive Committee. 11.3. The Parties to this Agreement may assign qualified personnel from their respective corporations to fill key management positions on the staff of the Joint Venture with the approval of the Executive Committee.

            11.4. All Joint venture employee costs including but not limited to salaries, benefits, travel, living, and lodging expenses with the exception of travel expense advance as limited above, shall be approved by the Fxecuti\'e Committee.

12.      DISTRIBUTION OF PROJECTS

            12.1. Distribution of any and all profits earned by the Joint Venture shall be made from time to time to the parties hereto in the proportions specified above in Paragraph 7 and in such amounts as the Executive Committee shall determine, provided that no distribution shall be made until all advances of working capital (Section 3.3) have been repaid to the Parties hereto by the Joint Venture.

            12.2. Distribution of profits shall be made only after all other current obligations of the joint Venture have been paid including but not limited to short and long term debt and interest payments and costs of operations.

13.         WORK PROGRAMS AND BUDGETS

           13.1. The budget shall consist of two parts, (1) the Management Program and Budget, and (2) the Project Program and Budget.

                 13.1.1. The   Management  Program   and  Budget  for  the  next
                         calendar year shall be prepared by the General Manager and submitted on or before 1 September of each year to the Executive Committee for approval. The Budget shall include annual cost estimates for the day-to-day administration of the Joint Venture and the cost of carrying out the management instructions of the Executive Committee. The Executive Committee shall review) discuss, and modify if necessary the proposed Management Program and Budget and corresponding payment schedule and approve in writing a final form prior to 1 October of each year, however, a revision or addition to the approved Management Program and Budget may be made at any time throughout the operating year by
                         unanimous   consent  of  the  Executive Committee.

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                 13.1.2. The Executive  Committee shall approve an Authorization
                         For Expenditure ("AFE") for each phase of the Project after careful review, discussion, and modification if necessary within thirty (30)days after receipt of the report from the Program Manager.Subsequent revisions to the AFE may be made at any time during the course of the Project by unanimous consent of the Executive Committee.

14.         ACCOUNTING AND RECORDS

            14.1. Books of accounts and supporting records shall be maintained by the joint Venture in accordance with generally accepted accounting practices and may be examined at any time by either Party.

            14.2. Financial statements including a balance sheet and statement of profit and loss shall be prepared monthly in such detail as may be required bv the Executive Committee and submitted to each Party.

15.         ARBITRATION

            15.1. Any dispute) controversy or claim arising out of or relating to this Joint Venture Agreement, or the breach, termination or invalidity thereof, shall be finally settled by arbitration administered by the Philippines Dispute Resolution Center, Inc. (PDRCI) in accordance with its own International Commercial Arbitration Rules as at present in force.

            15.2.   It shall be understood and  agreed  that the  Joint  Venture
                    Agreement  shall  be  governed  by  and  interpreted   under
                    Philippines laws.

            15.3. The number of arbitrators shall be three (3). Each Party shall appoint one arbitrator. The two arbitrators thus appointed shall choose the third arbitrator who will act as the presiding arbitrator of the tribunal.

            15.4.   The place of arbitration shall be in Manila, Philippines.

            15.5. The language to be used in the arbitral proceedings shall be English. The parties may be represented or assisted by persons of their choice in the arbitral proceedings. The names and addresses of such persons must be communicated in writing to the other Party; such communication must specify whether the appointment is being made for purposes of representation or assistance.












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16.         NOTICES AND CORRESPONDENCE

            16.1. All notices and correspondence concerning this Joint Venture shall be sent to the respective Parties as follows:

                       AMIN AND SONS CORPORATION
                       -------------------------
                       Guiwan National Highway, Corner Aurora Village Zamboanga City, Philippines
                       Attn:Guemar M. Amin, President
                       Tel 63-62-993-2811
                       Fax 63-62-991-7094

                       WULF INTERNATIONAL LTD.
                       -----------------------
                       Keller Springs Road, Suite 1 31
                       Dallas, Texas 75248 USA
                       Attn:  George Wulf, Chairman & CEO
                       Tel 972-233-0966
                       Fax 972-233-0967



TN WITNESS WHEREOF, the Parties hereto have executed this Agreement effective as of this 1st day of April, 1998.

AMIN AND SONS CORPORATION



By:  /s/ Dr. Rosalinda Amin,
    ------------------------------------
    Dr. Rosalinda Amin, Chairman and CEO




WULF INTERNATIONAL LTD.



By:  /s/ Dr. George Wulf, Chairman and CEO
    --------------------------------------
         Dr. George Wulf, Chairman and CEO














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